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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 21, 1995

                         ALCO STANDARD CORPORATION


           (Exact name of registrant as specified in its charter)



       OHIO                    File No. 1-5964               23-033440

 (State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)               Identification
 incorporation)                                            Number)


     P.O Box 834, Valley Forge, Pennsylvania                 19482


 Registrant's telephone number, including area code:       (610) 296-8000


                      Not Applicable

 (Former name or former address, if changed since last report)

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Item 5.     Other Events

      The purpose of this Form 8-K is to file with the Commission the Amendment to the Registrant's Articles of Incorporation relating to the issuance of Series BB Conversion Preferred Stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits.

                  (4) Amendment to Articles of Incorporation to Create a Series of Serial Preferred Stock Designated as Series BB Conversion Preferred Stock.

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                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALCO STANDARD CORPORATION



                                          By:   /s/ Michael J. Dillon
                                                Michael J. Dillon
                                                Controller
Dated:      July 21, 1995

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                              Index to Exhibit


                                                                       Page


(4)   Amendment to Articles of Incorporation to
      Create a Series of Serial Preferred Stock
      Designated as Series BB Conversion
      Preferred Stock.